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                                                                     Exhibit 23
                                 ARTHUR ANDERSEN LLP



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report, dated November 1, 1996, included in this Form 10-K, into North Shore Gas Company's previously filed Registration Statement File No. 33-60256.



                                  /s/ Arthur Andersen LLP
                                  ARTHUR ANDERSEN LLP



Chicago, Illinois,

December 19, 1996